UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No.      )
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☐	Definitive Proxy Statement
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☐	Soliciting Material Pursuant to § 240.14a-12
NORTEL NETWORKS CORPORATION
(Name of Registrant as Specified in its Charter)
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
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Dear Nortel Shareholder,
By now you should have received the proxy circular and proxy statement for the annual meeting (“Meeting”) of Nortel Networks Corporation (“Nortel”) shareholders to be held on May 7, 2008 at 10:00 a.m. (Eastern Daylight Time) at the Nortel Carling Campus, 3500 Carling Avenue, Lab 6, Nepean, Ontario, Canada.
Please find enclosed a form of proxy (for registered shareholders) or a voting instruction form (for beneficial shareholders) which allows you to vote on the resolutions being considered at the Meeting. Time is short. We urge you to complete and return your form of proxy and/or voting instruction form today so that it is received in time to be counted at the Meeting.
Management is asking shareholders to vote in favour of all of the items of business at the Meeting, including the resolutions approving, among other things, the share increase amendments to the Nortel Stock Incentive Plan (“SIP”) and Nortel stock purchase plans, as well as approving the amended Nortel U.S. Stock Purchase Plan (U.S. Plan) to allow for tax qualification.
Grants of equity-based awards are a critical component of Nortel’s strategy for recruiting and retaining world-class talent, particularly in the intensely competitive environment in which we operate. Management is asking shareholders to support the proposed amendments to the SIP. Providing competitive compensation, including equity-based compensation, will allow Nortel to continue to attract and retain employees. If the amendment to the number of shares available for awards under the SIP is approved, Nortel expects that the total number of shares authorized for award under the SIP, including the shares currently available for award under the SIP, will be sufficient for 2008 through 2010 under Nortel’s current strategy.
Management is also asking shareholders to support the proposed amendments to increase the number of shares available under the stock purchase plans. The stock purchase plans are designed to encourage share ownership, enhance employee motivation and further align the interests of employees with those of the shareholders. Nortel expects that the requested increase in the number of new shares authorized for purchase under the stock purchase plans, together with shares currently available under the stock purchase plans, will be sufficient for plan participation for 2008 and the following three years.
An amendment to the U.S. Plan is also being proposed for shareholder approval in order to qualify for special tax treatment under Section 423 of the United States Internal Revenue Code. Nortel believes that approval of the amended U.S. Plan would benefit Nortel by providing eligible employees with a continued opportunity to acquire a personal interest in Nortel’s success and enhance employee’s motivation in an employee tax-effective manner.
Regardless of the number of shares you own, it is important that you cast your vote today by completing and returning your form of proxy and/or voting instruction form. Instructions on completing your form of proxy or voting instruction form are set out on the back of this letter.
If you have any questions or need assistance in casting your vote or completing your form of proxy and/or voting instruction form, please call Kingsdale Shareholder Services Inc. at toll-free 1-866-851-2571 and they will be happy to assist you.
Yours truly,
/s/  H.J. Pearce
H.J. Pearce

Annual Meeting of Shareholders, May 7, 2008
Any questions or assistance requests relating to the Meeting may be directed to:
Canada Toll Free:  1-866-851-2571
Outside of North America: (Collect):  416-867-2272
Proxies must be received by May 6, 2008 at 10:00 a.m., Eastern Daylight Time
(Or must otherwise be received by the Corporate Secretary as described in the Proxy prior to commencement of the Meeting)

Dear Nortel Shareholder,
By now you should have received the proxy circular and proxy statement for the annual meeting (“Meeting”) of Nortel Networks Corporation (“Nortel”) shareholders to be held on May 7, 2008 at 10:00 a.m. (Eastern Daylight Time) at the Nortel Carling Campus, 3500 Carling Avenue, Lab 6, Nepean, Ontario, Canada.
Please find enclosed a form of proxy (for registered shareholders) or a voting instruction form (for beneficial shareholders) which allows you to vote on the resolutions being considered at the Meeting. Time is short. We urge you to complete and return your form of proxy and/or voting instruction form today so that it is received in time to be counted at the Meeting.
Management is asking shareholders to vote in favour of all of the items of business at the Meeting, including the resolutions approving, among other things, the share increase amendments to the Nortel Stock Incentive Plan (“SIP”) and Nortel stock purchase plans, as well as approving the amended Nortel U.S. Stock Purchase Plan (U.S. Plan) to allow for tax qualification.
Grants of equity-based awards are a critical component of Nortel’s strategy for recruiting and retaining world-class talent, particularly in the intensely competitive environment in which we operate. Management is asking shareholders to support the proposed amendments to the SIP. Providing competitive compensation, including equity-based compensation, will allow Nortel to continue to attract and retain employees. If the amendment to the number of shares available for awards under the SIP is approved, Nortel expects that the total number of shares authorized for award under the SIP, including the shares currently available for award under the SIP, will be sufficient for 2008 through 2010 under Nortel’s current strategy.
Management is also asking shareholders to support the proposed amendments to increase the number of shares available under the stock purchase plans. The stock purchase plans are designed to encourage share ownership, enhance employee motivation and further align the interests of employees with those of the shareholders. Nortel expects that the requested increase in the number of new shares authorized for purchase under the stock purchase plans, together with shares currently available under the stock purchase plans, will be sufficient for plan participation for 2008 and the following three years.
An amendment to the U.S. Plan is also being proposed for shareholder approval in order to qualify for special tax treatment under Section 423 of the United States Internal Revenue Code. Nortel believes that approval of the amended U.S. Plan would benefit Nortel by providing eligible employees with a continued opportunity to acquire a personal interest in Nortel’s success and enhance employee’s motivation in an employee tax-effective manner.
Regardless of the number of shares you own, it is important that you cast your vote today by completing and returning your form of proxy and/or voting instruction form. Instructions on completing your form of proxy or voting instruction form are set out on the back of this letter.
If you have any questions or need assistance in casting your vote or completing your form of proxy and/or voting instruction form, please call Kingsdale Shareholder Services Inc. at toll-free 1-866-851-2571 and they will be happy to assist you.
Yours truly,
/s/  H.J. Pearce
H.J. Pearce

Annual Meeting of Shareholders, May 7, 2008
Any questions or assistance requests relating to the Meeting may be directed to:
Canada Toll Free:  1-866-851-2571
Outside of North America: (Collect):  416-867-2272
Proxies must be received by May 6, 2008 at 10:00 a.m., Eastern Daylight Time
(Or must otherwise be received by the Corporate Secretary as described in the Proxy prior to commencement of the Meeting)

Dear Nortel Shareholder,
By now you should have received the proxy circular and proxy statement for the annual meeting (“Meeting”) of Nortel Networks Corporation (“Nortel”) shareholders to be held on May 7, 2008 at 10:00 a.m. (Eastern Daylight Time) at the Nortel Carling Campus, 3500 Carling Avenue, Lab 6, Nepean, Ontario, Canada.
Please find enclosed a form of proxy (for registered shareholders) or a voting instruction form (for beneficial shareholders) which allows you to vote on the resolutions being considered at the Meeting. Time is short. We urge you to complete and return your form of proxy and/or voting instruction form today so that it is received in time to be counted at the Meeting.
Management is asking shareholders to vote in favour of all of the items of business at the Meeting, including the resolutions approving, among other things, the share increase amendments to the Nortel Stock Incentive Plan (“SIP”) and Nortel stock purchase plans, as well as approving the amended Nortel U.S. Stock Purchase Plan (U.S. Plan) to allow for tax qualification.
Grants of equity-based awards are a critical component of Nortel’s strategy for recruiting and retaining world-class talent, particularly in the intensely competitive environment in which we operate. Management is asking shareholders to support the proposed amendments to the SIP. Providing competitive compensation, including equity-based compensation, will allow Nortel to continue to attract and retain employees. If the amendment to the number of shares available for awards under the SIP is approved, Nortel expects that the total number of shares authorized for award under the SIP, including the shares currently available for award under the SIP, will be sufficient for 2008 through 2010 under Nortel’s current strategy.
Management is also asking shareholders to support the proposed amendments to increase the number of shares available under the stock purchase plans. The stock purchase plans are designed to encourage share ownership, enhance employee motivation and further align the interests of employees with those of the shareholders. Nortel expects that the requested increase in the number of new shares authorized for purchase under the stock purchase plans, together with shares currently available under the stock purchase plans, will be sufficient for plan participation for 2008 and the following three years.
An amendment to the U.S. Plan is also being proposed for shareholder approval in order to qualify for special tax treatment under Section 423 of the United States Internal Revenue Code. Nortel believes that approval of the amended U.S. Plan would benefit Nortel by providing eligible employees with a continued opportunity to acquire a personal interest in Nortel’s success and enhance employee’s motivation in an employee tax-effective manner.
Regardless of the number of shares you own, it is important that you cast your vote today by completing and returning your form of proxy and/or voting instruction form. Instructions on completing your form of proxy or voting instruction form are set out on the back of this letter.
If you have any questions or need assistance in casting your vote or completing your form of proxy and/or voting instruction form, please call Kingsdale Shareholder Services Inc. at toll-free 1-866-851-2571 and they will be happy to assist you.
Yours truly,
/s/  H.J. Pearce
H.J. Pearce

Annual Meeting of Shareholders, May 7, 2008
Any questions or assistance requests relating to the Meeting may be directed to:
Canada Toll Free:  1-866-851-2571
Outside of North America: (Collect):  416-867-2272
Proxies must be received by May 6, 2008 at 10:00 a.m., Eastern Daylight Time
(Or must otherwise be received by the Corporate Secretary as described in the Proxy prior to commencement of the Meeting)

Holder Account Number:
Proxy Access Number:
To:
Email subject line: Nortel Annual Shareholders’ Meeting
By now you should have received electronic access to the proxy circular and proxy statement for the annual meeting (“Meeting”) of Nortel Networks Corporation (“Nortel”) shareholders to be held on May 7, 2008 at 10:00 a.m. (Eastern Daylight Time) at the Nortel Carling Campus, 3500 Carling Avenue, Lab 6, Nepean, Ontario, Canada.
You should have also received electronic notice of the Internet voting process. Time is short. You are urged to vote over the Internet today so that it is received in time to be counted at the Meeting.
Management is asking shareholders to vote in favour of all of the items of business at the Meeting, including the resolutions approving, among other things, the share increase amendments to the Nortel Stock Incentive Plan (“SIP”) and Nortel stock purchase plans, as well as approving the amended Nortel U.S. Stock Purchase Plan (U.S. Plan) to allow for tax qualification.
Grants of equity-based awards are a critical component of Nortel’s strategy for recruiting and retaining world-class talent, particularly in the intensely competitive environment in which we operate. Management is asking shareholders to support the proposed amendments to the SIP. Providing competitive compensation, including equity-based compensation, will allow Nortel to continue to attract and retain employees. If the amendment to the number of shares available for awards under the SIP is approved, Nortel expects that the total number of shares authorized for award under the SIP, including the shares currently available for award under the SIP, will be sufficient for 2008 through 2010 under Nortel’s current strategy.
Management is also asking shareholders to support the proposed amendments to increase the number of shares available under the stock purchase plans. The stock purchase plans are designed to encourage share ownership, enhance employee motivation and further align the interests of employees with those of the shareholders. Nortel expects that the requested increase in the number of new shares authorized for purchase under the stock purchase plans, together with shares currently available under the stock purchase plans, will be sufficient for plan participation for 2008 and the following three years.
An amendment to the U.S. Plan is also being proposed for shareholder approval in order to qualify for special tax treatment under Section 423 of the United States Internal Revenue Code. Nortel believes that approval of the amended U.S. Plan would benefit Nortel by providing eligible employees with a continued opportunity to acquire a personal interest in Nortel’s success and enhance employee’s motivation in an employee tax-effective manner.

You may vote over the Internet by accessing www.investorvote.com/nortel and following the proxy login and voting procedures described for the Meeting. You may vote over the Internet at any time before 10:00 a.m. Eastern Daylight Time on May 6, 2008 or the last business day prior to any postponed or adjourned Meeting.

PROXYVOTE.COM
You elected to receive security owner communications and submit voting instructions via the Internet. This E-mail contains information specific to your holding(s) in the corporation identified below. Please read the instructions carefully before proceeding.
This is a reminder NOTIFICATION of the:
NORTEL NETWORKS CORPORATION
2008 Annual Meeting of Shareholders
MEETING DATE: May 7, 2008
For Holders as of: March 14, 2008
CUSIP NUMBER: 656568508
ACCOUNT NUMBER:
CONTROL NUMBER:
By now you should have received electronic access to the proxy circular and proxy statement for the annual meeting (“Meeting”) of Nortel Networks Corporation (“Nortel”) shareholders to be held on May 7, 2008 at 10:00 a.m. Eastern Daylight Time) at the Nortel Carling Campus, 3500 Carling Avenue, Lab 6, Nepean, Ontario, Canada.
You should have also received electronic notice of the Internet voting process. Time is short. You are urged to vote over the Internet today so that it is received in time to be counted at the Meeting.
Management is asking shareholders to vote in favour of all of the items of business at the Meeting, including the resolutions approving, among other things, the share increase amendments to the Nortel Stock Incentive Plan (“SIP”) and Nortel stock purchase plans, as well as approving the amended Nortel U.S. Stock Purchase Plan (U.S. Plan) to allow for tax qualification.
Grants of equity-based awards are a critical component of Nortel’s strategy for recruiting and retaining world-class talent, particularly in the intensely competitive environment in which we operate. Management is asking shareholders to support the proposed amendments to the SIP. Providing competitive compensation, including equity-based compensation, will allow Nortel to continue to attract and retain employees. If the amendment to the number of shares available for awards under the SIP is approved, Nortel expects that the total number of shares authorized for award under the SIP, including the shares currently available for award under the SIP, will be sufficient for 2008 through 2010 under Nortel’s current strategy.
Management is also asking shareholders to support the proposed amendments to increase the number of shares available under the stock purchase plans.
The stock purchase plans are designed to encourage share ownership, enhance employee motivation and further align the interests of employees with those of the shareholders. Nortel expects that the requested increase in the number of new shares authorized for purchase under the stock purchase plans, together with shares currently available under the stock purchase plans, will be sufficient for plan participation for 2008 and the following three years.
An amendment to the U.S. Plan is also being proposed for shareholder approval in order to qualify for special tax treatment under Section 423 of the United States Internal Revenue Code. Nortel believes that approval of the amended U.S. Plan would benefit Nortel by providing eligible employees with a continued opportunity to acquire a personal interest in Nortel’s success and enhance employee’s motivation in an employee tax-effective manner.
To ensure your vote is counted, we need to receive your voting instructions at least one business day before the proxy deposit date.
Your voting instruction form must be received by 10:00 A.M., Eastern Daylight Time, on Tuesday, May 6, 2008 or the last business day prior to any postponed or adjourned meeting or otherwise received prior to the commencement of the meeting or any postponed or adjourned meeting as described in the accompanying documentation.
You can enter your voting instructions and view the corporate materials at the following Internet site. If your browser supports secure transactions you will be automatically directed to a secure site.
     http://www.ProxyVote.com
Note: If your E-mail software supports it, you can simply click on the above link. To access www.ProxyVote.com, you will need the above CONTROL NUMBER and the four digit PERSONAL IDENTIFICATION NUMBER (PIN) you enrolled with at either www.ProxyVote.com or www.InvestorDelivery.com.
The relevant corporate materials can also be found at the following Internet site(s):
Notice of Meeting / Proxy Circular and Proxy Statement
http://www.nortel.com/proxymaterials
Annual Report
http://www.nortel.com/proxymaterials
To view the above documents, you may need the Adobe Acrobat Reader. To download the Adobe Acrobat Reader, click the URL address below:
http://www.adobe.com/products/acrobat/readstep2.html
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